[FIRST                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                             RECORD DATE: 09/30/01
UNION                                              SERIES 1998-I                                    DETERMINATION DATE: 10/10/01
LOGO]                                      STATEMENT TO CERTIFICATEHOLDER                            DISTRIBUTION DATE: 10/15/01
                                                                                                                               A

================================================================================================================================
                                                             ORIGINAL            BEGINNING
                                         CERTIFICATE        CERTIFICATE         CERTIFICATE
       CLASS                 CUSIP           RATE             BALANCE             BALANCE           INTEREST         PRINCIPAL
--------------------------------------------------------------------------------------------------------------------------------
        A-1                60935FAP5       6.40500%        54,493,000.00            0.00              0.00              0.00

Factors per Thousand                                                                               0.00000000        0.00000000
--------------------------------------------------------------------------------------------------------------------------------
        A-2                60935FAQ3       6.20000%        19,745,000.00            0.00              0.00              0.00

Factors per Thousand                                                                               0.00000000        0.00000000
--------------------------------------------------------------------------------------------------------------------------------
        A-3                60935FAR1       6.21500%        29,277,000.00            0.00              0.00              0.00

Factors per Thousand                                                                               0.00000000        0.00000000
--------------------------------------------------------------------------------------------------------------------------------
        A-4                60935FAS9       6.51500%        23,496,000.00        9,118,669.78        49,506.78        673,780.02

Factors per Thousand                                                                               2.10703013        28.67637130
--------------------------------------------------------------------------------------------------------------------------------
        A-5                60935FAT7       7.17000%        17,989,000.00       17,989,000.00       107,484.28           0.00

Factors per Thousand                                                                               5.97500028        0.00000000
--------------------------------------------------------------------------------------------------------------------------------
         B                 60935FAW0       8.40000%        13,500,000.00       10,835,811.21        75,850.68        401,381.04

Factors per Thousand                                                                               5.61856889        29.73192889
--------------------------------------------------------------------------------------------------------------------------------
        M-1                60935FAU4       7.27000%        22,500,000.00       17,833,993.28       108,044.28        443,276.34

Factors per Thousand                                                                               4.80196800        19.70117067
--------------------------------------------------------------------------------------------------------------------------------
        M-2                60935FAV2       7.49500%        19,000,000.00       15,059,816.54        94,061.10        374,322.23

Factors per Thousand                                                                               4.95058421        19.70117000
--------------------------------------------------------------------------------------------------------------------------------
       Pool I                                             200,000,000.00       70,837,290.81       434,947.12       1,892,759.63

       Totals                                                                                      2.17473560        9.46379815
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
         GP                   n/a          0.00000%             0.00                0.00              0.00              0.00

Factors per Thousand
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
       Totals                                             200,000,000.00      70,837,290.81        434,947.12       1,892,759.63
================================================================================================================================


                             CURRENT                                 ENDING
                            REALIZED            TOTAL              CERTIFICATE
       CLASS                  LOSS          DISTRIBUTION             BALANCE
-------------------------------------------------------------------------------
        A-1                   0.00              0.00                   0.00

Factors per Thousand                          0.00000000             0.00000000
-------------------------------------------------------------------------------
        A-2                   0.00              0.00                   0.00

Factors per Thousand                          0.00000000             0.00000000
-------------------------------------------------------------------------------
        A-3                   0.00              0.00                  0.00

Factors per Thousand                          0.00000000            0.00000000
-------------------------------------------------------------------------------
        A-4                   0.00            723,286.80           8,444,889.76

Factors per Thousand                         30.78340143           359.41818863
-------------------------------------------------------------------------------
        A-5                   0.00            107,484.28          17,989,000.00

Factors per Thousand                          5.97500028          1000.00000000
-------------------------------------------------------------------------------
         B                    0.00            477,231.72          10,434,430.17

Factors per Thousand                         35.35049778           772.92075333
-------------------------------------------------------------------------------
        M-1                   0.00            551,320.62          17,390,716.94

Factors per Thousand                         24.50313867           772.92075289
-------------------------------------------------------------------------------
        M-2                   0.00            468,383.33          14,685,494.31

Factors per Thousand                         24.65175421           772.92075316
-------------------------------------------------------------------------------
       Pool I                 0.00          2,327,706.75          68,944,531.18

       Totals                                11.63853375           344.72265590
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
         GP                   0.00              0.00                  0.00
Factors per Thousand
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
       Totals                 0.00          2,327,706.75          68,944,531.18
===============================================================================

WELLS FARGO BANK                                                 SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                    PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                      FAX: 410-884-2372

[FIRST                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                             RECORD DATE: 09/30/01
UNION                                              SERIES 1998-I                                    DETERMINATION DATE: 10/10/01
LOGO]                                      STATEMENT TO CERTIFICATEHOLDER                            DISTRIBUTION DATE: 10/15/01
                                                                                                                               A

                             CERTIFICATE INFORMATION

          Current Interest    Carry Forward
             Requirement         Amount

A-1             0.00              0.00
A-2             0.00              0.00
A-3             0.00              0.00
A-4           49,506.78           0.00
A-5          107,484.28           0.00
  B           75,850.68           0.00
M-1          108,044.28           0.00
M-2           94,061.10           0.00

            Applied Realized     Unpaid Realized    Interest Shortfall
               Loss Amount         Loss Amount      Carryforward Amount

A                0.000%               0.000%               0.00
B                0.000%               0.000%               0.00
M                0.000%               0.000%               0.00

WELLS FARGO BANK                                                 SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                    PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                      FAX: 410-884-2372

[FIRST                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                             RECORD DATE: 09/30/01
UNION                                              SERIES 1998-I                                    DETERMINATION DATE: 10/10/01
LOGO]                                      STATEMENT TO CERTIFICATEHOLDER                            DISTRIBUTION DATE: 10/15/01
                                                                                                                               A

                             SCHEDULE OF REMITTANCE

Aggregate Amount Received                                          2,688,805.77

Monthly Advance (incl. Comp Int.)                                     30,612.02
Capitalized Interest Account Transfer                                      0.00
Pre-funding Account Transfer                                               0.00
Amount Withdrawn from the Certificate Account                              0.00
(Unreimbursed Monthly Advance)                                             0.00
(Servicer Fee)                                                       (15,912.22)
(Contingency Fee)                                                    (15,912.22)
(Late Charges)                                                       (15,408.48)
(Escrow)                                                             (16,233.15)
                                                                   ------------
                                                                     (32,854.05)

AVAILABLE REMITTANCE AMOUNT                                        2,655,951.72
                                                                   ============

                            ----------------------------------------------------
      EXHIBIT O               Outstanding Balance                 77,292,075.31
                            ----------------------------------------------------
                                   # Accounts                             3,888
                            ----------------------------------------------------

FEES
----
Contingency Fee                                                       15,912.22
Expense Account                                                        2,361.24
FHA Premium Amount                                                     2,494.61
Servicer Fee                                                          15,912.22

          PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES

6/01                  7/01                8/01
----                  ----                ----
13.785%              13.785%             13.780%

-------------------------------------------------------------------------------------------
  DELINQUENT INFOR.               # LOANS              AMOUNT             PERCENTAGE
-------------------------------------------------------------------------------------------
Delinquent 1-29 Days                520             9,684,170.88            12.53%
Delinquent 30-59 Days               110             1,780,835.26             2.30%
Delinquent 60-89 Days                40               575,664.50             0.74%
Delinquent 90 and over               30               479,691.65             0.62%
Loans in Foreclosure                 12               493,630.02             0.64%
REO Property                          2               113,028.32             0.15%
                          -----------------------------------------------------------------
TOTALS                              714            13,127,020.63            16.98%
-------------------------------------------------------------------------------------------

WELLS FARGO BANK                                                 SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                    PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                      FAX: 410-884-2372

[FIRST                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                             RECORD DATE: 09/30/01
UNION                                              SERIES 1998-I                                    DETERMINATION DATE: 10/10/01
LOGO]                                      STATEMENT TO CERTIFICATEHOLDER                            DISTRIBUTION DATE: 10/15/01
                                                                                                                               A

                             COLLATERAL INFORMATION

Accelerated Principal Distribution                                                               0.00
Adjusted Mortgage Interest Rate                                                                12.240
Aggregate Beginning Principal Balance of Loans                                          79,262,192.34
Aggregate Ending Principal Balance of Loans                                             77,292,075.31
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct                                          2,494.61
Available Maximum Subordination Amount                                                   7,604,173.00
Compensating Interest                                                                            8.02
Curtailments                                                                                38,819.46
Excess and Monthly Payments                                                                226,208.57
FHA Claims Filed                                                                                 0.00
FHA Claims Paid                                                                                  0.00
FHA Claims Pending                                                                          17,412.45
FHA Payments Denied                                                                              0.00
FHA and Related Payments Received                                                                0.00
GP Remittance Amount Payable                                                                     0.00
Interest Received                                                                          878,380.68
Payments and Reimbursements to the Servicers pursuant to:
   section 4.04 (b)                                                                              0.00
   section 4.04 (c)                                                                              0.00
   section 4.04 (d)ii                                                                            0.00
   section 4.04 (e)                                                                         21,836.14
   section 4.04 (f)I                                                                        31,824.44
Payment of Certificate Remittance Amount                                                   323,389.12

Principal Prepayments (Number / Amount)                                     82           1,491,610.82
Realized Losses (Current / Cumulative)                              213,478.18          24,896,755.74
Reimbursable Amount                                                                              0.00
Reserve Amount                                                                              21,836.14
Specified Subordinated Amount                                                            8,347,544.13
Spread Amount                                                                            8,347,544.13
WAC                                                                                           13.780%
WAM                                                                                           185.571
Weighted Average Adjusted Mortgage Loan Remittance Rate
for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2                                           7.410%

TRIGGER EVENT CALCULATION
                                                                    ------------
1.  (i) Exceeds 50% of (ii)                                              NO
                                                                    ------------
    (i)  Sixty-day Delinquency Ratio                                                            2.15%
    (ii) Senior Enhancement Percentage                                                         65.80%

                                                                    ------------
2. Both(a) and (b) occur                                                 NO
                                                                    ------------
      (a) Either (x) or (y) occur                                                                  NO
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9% or                              2.21%
      (y) The Cumulative Realized Losses exceeds $28,200,000                            24,896,755.74
      and (b) either (x) or (y)                                                                   YES
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15% or                                 2.21%
      (y) The Cumulative Realized Losses exceed $9,400,000                              24,896,755.74

                                                                    ------------
IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT                    NO
                                                                    ------------

WELLS FARGO BANK                                                 SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                    PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                      FAX: 410-884-2372